EXHIBIT 99.01

Press Release

New River Pharmaceuticals and Shire Receive Approvable Letter for VYVANSE™ (lisdexamfetamine dimesylate) for the Treatment of ADHD

Launch Expected Q2 2007

Basingstoke, U.K., Philadelphia, PA and Radford, VA – DECEMBER 21, 2006 – New River Pharmaceuticals Inc. (NASDAQ: NRPH) and its collaborative partner Shire plc (LSE: SHP, NASDAQ: SHPGY, TSX: SHQ) announced today that the U.S. Food and Drug Administration (FDA) has issued a second approvable letter for VYVANSE (lisdexamfetamine dimesylate, formerly known as NRP104) for the treatment of Attention Deficit Hyperactivity Disorder (ADHD). On October 6, 2006 the FDA issued an approvable letter for VYVANSE and New River Pharmaceuticals submitted a complete response to the FDA on October 24, 2006.

No additional studies have been requested by the FDA as a condition for approval of VYVANSE. The companies will work together to provide full and timely responses to the agency’s request. The data requested are routine, and their provision to the FDA is not expected to delay a launch of VYVANSE in the second quarter of 2007. The U.S. Drug Enforcement Agency’s parallel review of VYVANCE’s scheduling assignment is expected within three months.

The FDA has proposed that VYVANSE be classified as a Schedule II controlled substance. This proposal has been submitted to the U.S. Drug Enforcement Administration (DEA). Once VYVANSE is approved by the FDA and receives final scheduling designation by DEA, VYVANSE will be available in three dosage strengths: 30 mg, 50 mg and 70 mg, all indicated for once-daily dosing.

For more information about ADHD, please visit www.ShireADHDTreatments.com.

The Collaboration Agreement
In January 2005, New River Pharmaceuticals signed a collaborative agreement with Shire to develop and commercialize VYVANSE. Details on the collaboration agreement are available in previous filings with the U.S. Securities and Exchange Commission.

For further information on Shire please contact:

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Investor Relations	Cléa Rosenfeld (Rest of the World)	+	44 1256 894 160
	Brian Piper (North America)	+	1 484 595 8252

Media	Jessica Mann (Rest of the World)	+	44 1256 894 280
	Matthew Cabrey (North America)	+	1 484 595 8248

For further information on New River please contact:

Investor Relations	John Quirk	+	1 646-536-7029
jquirk@theruthgroup.com

Media	Zack Kubow	+	1 646-536-7020
zkubow@theruthgroup.com

New River
New River Pharmaceuticals Inc. is a specialty pharmaceutical company developing novel pharmaceuticals that are generational improvements of widely prescribed drugs in large and growing markets. For further information on New River, please visit the Company's Web site at http://www.nrpharma.com.

“SAFE HARBOR” STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This press release contains certain forward-looking information that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. Forward- looking statements are statements that are not historical facts. Words such as “expect(s),” “feel(s),” “believe(s),” “will,” “may,” “anticipate(s)” and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, financial projections and estimates and their underlying assumptions; statements regarding plans, objectives and expectations with respect to future operations, products and services; and statements regarding future performance. Such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the control of New River Pharmaceuticals, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include: those discussed and identified in the New River Pharmaceuticals Inc. annual report on Form 10-K, filed with the SEC on March 15, 2006, as well as other public filings with the SEC; the timing, progress and likelihood of success of our product research and development programs; the timing and status of our preclinical and clinical development of potential drugs; the likelihood of success of our drug products in clinical trials and the regulatory approval process; our drug products’ efficacy, abuse and tamper resistance, resistance to intravenous abuse, onset and duration of drug action, ability to provide protection from overdose, ability to improve patients’ symptoms, incidence of adverse events, ability to reduce opioid tolerance, ability to reduce therapeutic variability, and ability to reduce the risks associated with certain therapies; the ability to develop, manufacture, launch and market our drug products; our projections for future revenues, profitability and

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ability to achieve certain threshold sales targets; our estimates regarding our capital requirements and our needs for additional financing; the likelihood of obtaining favorable scheduling and labeling of our drug products; the likelihood of regulatory approval under the Federal Food, Drug, and Cosmetic Act without having to conduct long and costly trials to generate all of the data which are often required in connection with a traditional new chemical entity; our ability to develop safer and improved versions of widely prescribed drugs using our Carrierwave (TM) technology; our success in developing our own sales and marketing capabilities for our lead product candidate, NRP104; and our ability to obtain favorable patent claims. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. New River Pharmaceuticals does not undertake any obligation to republish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Readers are also urged to carefully review and consider the various disclosures in New River Pharmaceuticals’ annual report on Form 10-K, filed with the SEC on March 15, 2006, as well as other public filings with the SEC.

Shire plc
Shire’s strategic goal is to become the leading specialty pharmaceutical company that focuses on meeting the needs of the specialist physician. Shire focuses its business on attention deficit and hyperactivity disorder (ADHD), human genetic therapies (HGT), gastrointestinal (GI) and renal diseases. The structure is sufficiently flexible to allow Shire to target new therapeutic areas to the extent opportunities arise through acquisitions. Shire believes that a carefully selected portfolio of products with a strategically aligned and relatively small-scale sales force will deliver strong results.

Shire’s focused strategy is to develop and market products for specialty physicians. Shire’s in-licensing, merger and acquisition efforts are focused on products in niche markets with strong intellectual property protection either in the US or Europe.

For further information on Shire, please visit the Company’s website: www.shire.com.

"SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
Statements included herein that are not historical facts are forward-looking statements. Such forward-looking statements involve a number of risks and uncertainties and are subject to change at any time. In the event such risks or uncertainties materialize, Shire's results could be materially affected. The risks and uncertainties include, but are not limited to, risks associated with: the inherent uncertainty of pharmaceutical research, product development, manufacturing and commercialization; the impact of competitive products, including, but not limited to the impact of those on Shire's Attention Deficit and Hyperactivity Disorder (ADHD) franchise; patents, including but not limited to, legal challenges relating to Shire's ADHD franchise; government regulation and approval, including but not limited to the expected product approval dates of SPD503 (guanfacine extended release) (ADHD), SPD465 (extended release of mixed amphetamine salts) (ADHD), MESAVANCE (mesalamine) with MMX technology (SPD 476) (ulcerative colitis), ELAPRASE (idursulfase) (Hunter Syndrome) and NRP104 (lisdexamfetamine dimesylate) (ADHD), including its scheduling classification by the Drug Enforcement Administration in the United States; Shire's ability to secure new products for commercialization and/or development; and other risks and uncertainties detailed from time to time in Shire's and its predecessor registrant Shire Pharmaceuticals Group plc's filings with the Securities and Exchange Commission, particularly Shire plc's Annual Report on Form 10-K for the year ended December 31, 2005.

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